Form N-CSR Item 12(c) Exhibit
Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in January 2012. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the January distribution. It is not determinative of the tax character of the Fund’s distributions for the 2012 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: January 2012
Distribution Amount per Common Share: $0.0922
The following table sets forth an estimate of the sources of the Fund’s January distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund II

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year-to-Date[1]
Net Investment Income	$0.0017	1.8%	$0.0017	1.8%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0905	98.2%	$0.0905	98.2%
Total per common share	$0.0922	100.0%	$0.0922	100.0%

[1]	The Fund’s fiscal year is January 1, 2012 to December 31, 2012
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on December 31, 2011[1]	3.10%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2011[2]	9.42%
Cumulative total return at NAV for the fiscal year through December 31, 2011[3]	1.06%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of December 31, 2011[4]	9.42%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on December 31, 2011.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2011.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to December 31, 2011 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to December 31, 2011 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of December 31, 2011.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.
NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2012 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund II
January 31, 2012

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in February 2012. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the February distribution. It is not determinative of the tax character of the Fund’s distributions for the 2012 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: February 2012
Distribution Amount per Common Share: $0.0922
The following table sets forth an estimate of the sources of the Fund’s February distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund II

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year-to-Date[1]
Net Investment Income	$0.0015	1.6%	$0.0032	1.7%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0907	98.4%	$0.1812	98.3%
Total per common share	$0.0922	100.0%	$0.1844	100.0%

[1]	The Fund’s fiscal year is January 1, 2012 to December 31, 2012
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on January 31, 2012[1]	3.35%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2012[2]	9.14%
Cumulative total return at NAV for the fiscal year through January 31, 2012[3]	3.93%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of January 31, 2012[4]	0.76%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on January 31, 2012.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2012.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to January 31, 2012 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to January 31, 2012 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of January 31, 2012.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.
NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2012 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund II
February 29, 2012

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in March 2012. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the March distribution. It is not determinative of the tax character of the Fund’s distributions for the 2012 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: March 2012
Distribution Amount per Common Share: $0.0875
The following table sets forth an estimate of the sources of the Fund’s March distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund II

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year-to-Date[1]
Net Investment Income	$0.0021	2.4%	$0.0053	1.9%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0854	97.6%	$0.2666	98.1%
Total per common share	$0.0875	100.0%	$0.2719	100.0%

[1]	The Fund’s fiscal year is January 1, 2012 to December 31, 2012
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on February 29, 2012[1]	4.07%
Annualized current distribution rate expressed as a percentage of NAV as of February 29, 2012[2]	8.90%
Cumulative total return at NAV for the fiscal year through February 29, 2012[3]	7.57%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of February 29, 2012[4]	1.48%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on February 29, 2012.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of February 29, 2012.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to February 29, 2012 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to February 29, 2012 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of February 29, 2012.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.
NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2012 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund II
March 30, 2012

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in April 2012. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the April distribution. It is not determinative of the tax character of the Fund’s distributions for the 2012 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: April 2012
Distribution Amount per Common Share: $0.0875
The following table sets forth an estimate of the sources of the Fund’s April distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund II

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year-to-Date[1]
Net Investment Income	$0.0029	3.3%	$0.0082	2.3%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0846	96.7%	$0.3512	97.7%
Total per common share	$0.0875	100.0%	$0.3594	100.0%

[1]	The Fund’s fiscal year is January 1, 2012 to December 31, 2012
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on March 31, 2012[1]	4.38%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2012[2]	8.31%
Cumulative total return at NAV for the fiscal year through March 31, 2012[3]	10.18%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of March 31, 2012[4]	2.15%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on March 31, 2012.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2012.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to March 31, 2012 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to March 31, 2012 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of March 31, 2012.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.
NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2012 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund II
April 30, 2012

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in May 2012. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the May distribution. It is not determinative of the tax character of the Fund’s distributions for the 2012 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: May 2012
Distribution Amount per Common Share: $0.0875
The following table sets forth an estimate of the sources of the Fund’s May distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund II

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year-to-Date[1]
Net Investment Income	$0.0030	3.4%	$0.0112	2.5%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0845	96.6%	$0.4357	97.5%
Total per common share	$0.0875	100.0%	$0.4469	100.0%

[1]	The Fund’s fiscal year is January 1, 2012 to December 31, 2012
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on April 30, 2012[1]	3.88%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2012[2]	8.32%
Cumulative total return at NAV for the fiscal year through April 30, 2012[3]	10.97%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of April 30, 2012[4]	2.85%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on April 30, 2012.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2012.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to April 30, 2012 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to April 30, 2012 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2012.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.
NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2012 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund II
May 31, 2012

Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS) with important information concerning the distribution declared in June 2012. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the June distribution. It is not determinative of the tax character of the Fund’s distributions for the 2012 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: June 2012
Distribution Amount per Common Share: $0.0875
The following table sets forth an estimate of the sources of the Fund’s June distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Enhanced Equity Income Fund II

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year-to-Date[1]
Net Investment Income	$0.0038	4.3%	$0.0150	2.8%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0837	95.7%	$0.5194	97.2%
Total per common share	$0.0875	100.0%	$0.5344	100.0%

[1]	The Fund’s fiscal year is January 1, 2012 to December 31, 2012
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on May 31, 2012[1]	2.09%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2012[2]	8.86%
Cumulative total return at NAV for the fiscal year through May 31, 2012[3]	5.09%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of May 31, 2012[4]	3.77%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on May 31, 2012.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2012.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to May 31, 2012 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to May 31, 2012 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2012.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.
NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2012 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Enhanced Equity Income Fund II
June 29, 2012